        Exhibit 10.6
JOINDER TO GUARANTY AND SECURITY AGREEMENT
Joinder No. 2 (this "Joinder"), dated as of November 2, 2015, to the Guaranty and Security Agreement, dated as of June 28, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the "Guaranty and Security Agreement"), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, "Grantors" and each, individually, a "Grantor") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), in its capacity as administrative agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").
WITNESSETH:
WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the "Amended Credit Agreement") by and among Power Solutions International, Inc., a Delaware corporation ("Parent"), Professional Power Products, Inc., an Illinois corporation ("PPPI"), each other borrower from time to time party thereto (together with Parent and PPPI, collectively, "Borrowers", and each, a "Borrower"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a "Lender"), Agent, Wells Fargo as lead arranger and Wells Fargo as book runner, the Lender Group and the Bank Product Providers have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and
WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Amended Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; and
WHEREAS, certain Grantors (the "Existing Grantors") have entered into the Guaranty and Security Agreement in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrowers as provided for in the Amended Credit Agreement, the other Loan Documents, and the Bank Product Agreements; and
WHEREAS, pursuant to Section 5.11 of the Amended Credit Agreement and Section 26 of the Guaranty and Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Guaranty and Security Agreement, and the joinder to the Guaranty and Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and
WHEREAS, each New Grantor (a) is an Affiliate of Borrowers and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group or the Bank Product Providers and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents and the Bank Product Agreements;
NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    In accordance with Section 26 of the Guaranty and Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" under the Guaranty and Security Agreement with the same force and effect as if originally named therein as a "Grantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Guaranty and Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor hereby (i) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (ii) unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor's right, title and interest in and to the Collateral, in each case on the conditions and subject to the conditions set forth in the Guaranty and Security Agreement. Each reference to a "Grantor" in the Guaranty and Security Agreement shall be deemed to include each New Grantor. The Guaranty and Security Agreement is incorporated herein by reference.
2.    Schedule 1, "Commercial Tort Claims", Schedule 2, "Copyrights", Schedule 3, "Intellectual Property Licenses", Schedule 4, "Patents", Schedule 5, "Pledged Companies", Schedule 6, "Trademarks", Schedule 7, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 8, "Owned Real Property", Schedule 9, "Deposit Accounts and Securities Accounts", Schedule 10, "Controlled Account Banks", and Schedule 11, "List of Uniform Commercial Code Filing Jurisdictions", attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, and Schedule 11, respectively, to the Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the Guaranty and Security Agreement.
3.    Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.
4.    Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New

Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
5.    This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.
6.    The Guaranty and Security Agreement, as supplemented hereby, shall remain in full force and effect.
7.    THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty and Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:		POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

Signature Page to Joinder to Guaranty and Security Agreement

AGENT:		WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Brian Hynds
	Name:	Brian Hynds
	Title:	Vice-President

Signature Page to Joinder to Guaranty and Security Agreement

Schedule 1
Commercial Tort Claims
None.

Schedule 2
Copyrights
None.

Schedule 3
Intellectual Property Licenses
Walbro and Bi-Phase License Agreement by and among Walbro Corporation, Bi-Phase
Technologies, LLC, BDE Ltd, Bennett Technologies, and David E. Bennett executed December
4, 1998.

PERC Grant Agreement - 8.0L engine development partially funded by PERC and New Eagle -
Powertrain has licensing agreement on ECU and other development under PERC for the 8.0L engine development

Schedule 4
Patents
Applications:

OWNER	APPLICATION NUMBER	DESCRIPTION
Bi-Phase Technologies, LLC	098/09,533 [Mexico]	Condenser for Fuel Injection System
Bi-Phase Technologies, LLC	2,274,341 [Canada]	Fuel Line Arrangement in LPG System
Bi-Phase Technologies, LLC	29/514285 [US]	Fuel Line Connector
Bi-Phase Technologies, LLC	29/514289 [US]	Fuel Delivery Module
Bi-Phase Technologies, LLC	62/101820 [US]	Fuel Line Integrated Connector for Liquefied Petroleum Gas System
Bi-Phase Technologies, LLC	62/101848 [US]	Manual Shutoff for Liquefied Petroleum Delivery Module

Owned Patents:

OWNER	APPLICATION NUMBER	DESCRIPTION
Bi-Phase Technologies, LLC	6,227,173 [US]	Fuel Line Arrangement for LPG System, and method
Bi-Phase Technologies, LLC	5,572 [Mexico]	Fuel Line Arrangement in LPG System
Bi-Phase Technologies, LLC	2,124,535 [Canada]	Fuel Rail for Internal Combustion Engine
Bi-Phase Technologies, LLC	2,124,534 [Canada]	Liquified Petroleum Gas Fuel Supply System
Bi-Phase Technologies, LLC	7,950,267 [US]	Liquid Propane Gas Injector Testing System and Methods
Bi-Phase Technologies, LLC	7,047,947 [US]	LPG Vehicular Liquid Transfer System
Bi-Phase Technologies, LLC	PA/a 2005/009141 [Mexico]	LPG Vehicular Liquid Transfer System - Mexico
Bi-Phase Technologies, LLC	2,517,113 [Canada]	LPG Vehicular Liquid Transfer System - Canada
Bi-Phase Technologies, LLC	6,216,675 [US]	System and condenser for fuel injection system
Bi-Phase Technologies, LLC	5,823,446 [US]	Fuel injector valve for liquified fuel

Schedule 5
Pledged Companies

Pledged Company	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged
Bi-Phase Technologies, LLC	Power Solutions International, Inc.	N/A	Power Solutions International, Inc. is the sole member	100%
Powertrain Integration Acquisition, LLC	Power Solutions International, Inc.	N/A	Power Solutions International, Inc. is the sole member	100%

Schedule 6

Trademarks

Registered Trademarks

Owner	Country	Trademark	Application/ Registration No.
Bi-Phase Technologies, LLC	USA	LPEFI	2039215
Powertrain Integration Acquisition, LLC		Pithon	4,709,397

Unregistered Trademarks

Owner	Trademark
Bi-Phase Technologies, LLC	Fuel Line Arrangement for LPG System, and Method
Bi-Phase Technologies, LLC	Bi-Phase
Bi-Phase Technologies, LLC	System and Condenser for Fuel Injection System
Powertrain Integration Acquisition, LLC	Powertrain Integration
Powertrain Integration Acquisition, LLC	PI
Powertrain Integration Acquisition, LLC	PI Logo

Schedule 7
Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers

Name	Jurisdiction	Chief Executive Office	Tax ID Number	Organizational Number
Bi-Phase Technologies, LLC	Minnesota	201 Mittel Dr., Wood Dale, IL 60191	41-1956599	13776-LLC
Powertrain Integration Acquisition, LLC	Illinois	201 Mittel Dr., Wood Dale, IL 60191	47-3861300	5,272,181

Schedule 8
Owned Real Property
None.

Schedule 9
Deposit Account and Securities Accounts

OWNER	TYPE OF ACCOUNT	BANK OR INTERMEDIARY	ACCOUNT NUMBERS
Bi-Phase Technologies, LLC	Temporary Account - will be closed once all checks clear	Wells Fargo Bank, National Association	5577436610
Powertrain Integration Acquisition, LLC	Operating Account	Wells Fargo Bank, National Association	4100134907
Powertrain Integration Acquisition, LLC	Depository Account	Wells Fargo Bank, National Association	4100134873

Schedule 10
Controlled Accounts Banks
No supplement.

Schedule 11
List of Uniform Commercial Code Filing Jurisdictions

Grantor	Jurisdictions
Bi-Phase Technologies, LLC	Minnesota
Powertrain Integration Acquisition, LLC	Illinois